SECURITIES ACT FILE NO. 333-
                                            INVESTMENT COMPANY ACT FILE NO. 811-

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-2

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                     PRE-EFFECTIVE AMENDMENT NO.     |_|
                     POST-EFFECTIVE AMENDMENT NO.    |_|

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                     AMENDMENT NO.                   |_|
                               ------------------
                              PW BIRCH FUND, L.L.C.
             (Exact Name of Registrant as Specified in its Charter)

                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 713-9036

                             MARK D. GOLDSTEIN, ESQ.
                          c/o PaineWebber Incorporated
                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and Address of Agent for Service)

                                    COPY TO:

                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

                               ------------------
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.


If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check
the following box        |_|

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

          |_| This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

          |_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================
  TITLE OF SECURITIES            PROPOSED MAXIMUM              AMOUNT OF
    BEING REGISTERED         AGGREGATE OFFERING AMOUNT      REGISTRATION FEE
--------------------------------------------------------------------------------
Limited Liability Company           $1,000,000                   $264
Interests
================================================================================

          The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS

Item No.               Caption               Location in Prospectus
-------- ----------------------------------- -----------------------------------

   1.    Outside Front Cover Page........... Outside Front Cover Page
   2.    Inside Front and Outside
           Back Cover Page.................. Inside Front and Outside Back Cover
                                             Page
   3.    Fee Table and Synopsis............. Summary of Fund Expenses
   4.    Financial Highlights............... Not Applicable
   5.    Plan of Distribution............... Outside Front Cover Page; Plan of
                                             Distribution
   6.    Selling Shareholders............... Not Applicable
   7.    Use of Proceeds.................... Use of Proceeds
   8.    General Description of the
           Registrant....................... Outside Front Cover Page;
                                             Prospectus Summary--The Fund;
                                             General Information
   9.    Management......................... Management of the Fund; Use of
                                             Proceeds
  10.    Capital Stock, Long-Term Debt,
           and Other Securities............. Capital Accounts; Plan of
                                             Distribution
  11.    Defaults and Arrears on Senior
           Securities....................... Not Applicable
  12.    Legal Proceedings.................. Not Applicable
  13.    Table of Contents of the Statement
         of Additional Information.......... Table of Contents of Statement of
                                             Additional Information (SAI)
  14.    Cover Page of SAI.................. Cover Page (SAI)
  15.    Table of Contents of SAI........... Table of Contents (SAI)
  16.    General Information and History.... General Information (SAI)
  17.    Investment Objective and Policies.. Investment Objective and Principal
                                             Strategies; Additional Investment
                                             Policies (SAI)
  18.    Management......................... Management of the Fund; Directors
                                             (SAI); Investment Advisory and
                                             Other Services (SAI)
  19.    Control Persons and Principal
           Holders of Securities............ Not Applicable
  20.    Investment Advisory and Other
           Services......................... Investment Advisory and Other
                                             Services (SAI)
  21.    Brokerage Allocation and Other
           Practices........................ Brokerage (SAI)
  22.    Tax Status......................... Taxes; Tax Aspects (SAI)
  23.    Financial Statements............... Financial Statements (SAI)

                 Subject to Completion, Dated September 1, 2000

PROSPECTUS

                              PW BIRCH FUND, L.L.C.
                       Limited Liability Company Interests
                              ____________________

          INVESTMENT OBJECTIVE. The Fund is a newly formed limited liability company registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation.

                                                   (continued on following page)

____________________

          Investing in the Fund's limited liability company interests (the "Interests") involves a high degree of risk. See "RISK FACTORS" beginning on page _.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                              ____________________

                                                      Total
                                                   -----------
Offering Amount..................................       $
Sales Load (1)...................................       $
Proceeds to the Fund.............................       $

____________________
(1) The minimum investment in the Fund is $25,000. Investments of less than $500,000 will be subject to a sales load of 3%; investments of $500,000 or more, but less than $1.0 million, will be subject to a sales load of 2%; and investments of $1.0 million or more will be subject to a sales load of 1%. No sales load will be charged to the types of investors listed under "Plan of Distribution."


PaineWebber Incorporated ("PaineWebber") acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through other brokers or dealers. The Fund will sell Interests only to Qualified Investors (as defined herein). PaineWebber expects to deliver the Interests to investors on or about _________, 2000. The Fund will pay organizational and offering expenses estimated at $______ from the proceeds of the offering. The Fund will pay a shareholder servicing fee to PaineWebber and to other brokers or dealers that have entered into shareholder servicing agreements with the Fund at the annual rate of 0.40% of the outstanding Interests owned by their customers. PaineWebber or its affiliates may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Interests or servicing of investors. See "Plan of Distribution."

                              ____________________

                            PaineWebber Incorporated

______ __, 2000

(continued from previous page)

          INVESTMENT PORTFOLIO. The Fund will invest primarily in equity and equity-related securities of public and private health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. The Fund may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund will invest in publicly marketable securities ("public securities") and up to 30% of its assets (measured at the time of purchase) in non-marketable securities ("private securities"), although the percentage of private securities may increase (and the percentage of public securities may decrease) as public securities are sold or if private securities increase in value. Private securities typically will be purchased in negotiated transactions and will include, among others, common stock, so-called P.I.P.E.s (private investments in public equities), convertible preferred stock, convertible preferred debt, bridge loans with certain equity components and warrants. The companies issuing private securities will include developmental stage companies, some of which previously may not have sold securities to the public. The companies whose private securities may be purchased are referred to in this prospectus as "Portfolio Companies." To fully realize the anticipated value of the private securities, the Fund will be dependent upon an exit strategy which may include a public offering by, or merger or sale of, one or more Portfolio Companies, the successful completion of which cannot be assured.

          INVESTMENT ADVISER. The Fund's investment adviser is PW Birch Management, L.L.C. (the "Adviser"), which is a newly created joint venture between PW Fund Advisor, L.L.C. ("PWFA") and OrbiMed Advisers Inc. ("OrbiMed").

          RESTRICTIONS ON TRANSFER. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited semi-annual repurchase offers, which will be made in the Board's sole discretion. See "Redemptions, Repurchases of Interests and Transfers."

          REPURCHASE OF INTERESTS. To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase up to 10% of its outstanding Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase from investors in ____________ 2001 and, thereafter, twice each year, in March and September. The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if it has not completed a tender offer for at least 10% of its outstanding Interests within a period of two years after an investor requests that the Fund do so. See "Redemptions, Repurchases of Interests and Transfers--Repurchases of Interests."

          MANAGEMENT FEE AND INCENTIVE ALLOCATION. The Fund will pay PWFA a monthly management fee at an annual rate of 1.35% of the Fund's net assets for the month, excluding assets attributable to the Adviser's capital account. The Adviser also is entitled to receive an annual incentive allocation generally 20% of the Fund's net profits (determined by taking into account net realized capital gains or losses on public and private securities, net unrealized gains or losses from public securities, unrealized gains from private securities only to the extent of unrealized losses from private securities (except in limited circumstances), unrealized losses from private securities, and other net income or loss for the year) (the "Incentive Allocation"). No Incentive Allocation will be made for any year unless losses and depreciation from prior periods have been recovered by the Fund. This is sometimes known as a "high water mark" calculation. The Incentive Allocation structure presents risks that are not present in funds without an incentive allocation. The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies, but generally similar to those paid by many private funds with similar investment policies. See "Management of the Fund--Incentive Allocation."

          SHAREHOLDER SERVICING FEE. The Fund will pay a shareholder servicing fee to PaineWebber and to other brokers or dealers that have entered into shareholder servicing agreements with the Fund at the annual rate of 0.40% of the outstanding Interests owned by their customers.

          INVESTOR QUALIFICATIONS. Interests are offered only to investors who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. The minimum investment is $25,000. Investors generally must hold their Interests through PaineWebber or other brokers or dealers that have entered into shareholder servicing agreements with the Fund. See "Investor Qualifications."
                              ____________________

          This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated _____ __, 2000, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 486-2608. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page __ of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

          Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

          You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE

PROSPECTUS SUMMARY.............................................................6
SUMMARY OF FUND EXPENSES......................................................18
RISK FACTORS..................................................................19
USE OF PROCEEDS...............................................................28
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES.................................28
MANAGEMENT OF THE FUND........................................................32
INVESTOR QUALIFICATIONS.......................................................36
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS...........................36
CALCULATION OF NET ASSET VALUE................................................39
CAPITAL ACCOUNTS..............................................................40
TAXES.........................................................................43
PLAN OF DISTRIBUTION..........................................................44
GENERAL INFORMATION...........................................................46
APPENDIX A--PERFORMANCE INFORMATION...........................................47
APPENDIX B--INVESTOR CERTIFICATION............................................48

                               PROSPECTUS SUMMARY

          This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the SAI.


The Fund............................... PW Birch Fund, L.L.C. (the "Fund") is a
                                        newly formed limited liability company
                                        organized as a non-diversified,
                                        closed-end management investment company registered under the Investment Company Act of 1940 (the "Investment Company Act"). The Fund's investment adviser is PW Birch Management, L.L.C. (the "Adviser"). See "General Information."

Investment Objective
  and Principal Strategies............. The Fund's investment objective is to seek long-term capital appreciation. The
                                        Fund will invest primarily in equity and equity-related securities of public and private health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. The Fund may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund will invest in publicly marketable securities ("public securities") and up to 30% of its assets (measured at the time of purchase) in non-marketable securities ("private securities").

                                        The Fund may invest in public securities of issuers of any capitalization. Of its public securities, the Fund expects to invest principally in the public securities of large capitalization public companies and, to a lesser extent, small and medium-sized public companies. The common stock of these companies may trade over-the-counter, on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or on other markets. Many of these companies only recently may have become public companies, and may have a relatively small proportion of their outstanding common stock publicly traded. The Fund may invest up to 60% of its assets in the securities of foreign issuers.

                                        Private securities typically will be
                                        purchased in negotiated transactions and will include, among others, common stock, so-called P.I.P.E.s (private investments in public equities), convertible preferred stock, convertible preferred debt, bridge loans with certain equity components and warrants. The companies issuing private securities will include developmental stage companies, some of which previously may not have sold securities to the public. The companies whose private securities may be purchased are referred to in this prospectus as "Portfolio Companies."

                                        The Fund's investments in Portfolio
                                        Companies typically will be between $1
                                        and $10 million in size, depending on a
                                        variety of factors including anticipated risk and return and likelihood of follow-on investments. When analyzing companies, the Adviser will focus on opportunities similar to these:

                                        o private companies that the Adviser
                                          believes have achievable near-term
                                          goals and may complete an initial
                                          public offering ("IPO") or elicit
                                          interest as an acquisition target
                                          within a few years after investment

                                        o public companies that the Adviser
                                          believes need to be restructured and
                                          refinanced, including companies that
                                          have failed late stage clinical trial
                                          and need capital to redesign the trial
                                          or to advance another product

                                        o merger and acquisition funding where
                                          the Adviser believes that there are
                                          several unrelated publicly traded
                                          companies with valuable technologies
                                          that are not adequate to support an
                                          entire company, but which the Adviser
                                          believes can be combined effectively

                                        o spinouts of large biotechnology or
                                          pharmaceutical companies

                                        o pipeline strategies where
                                          biotechnology companies "in-license"
                                          multiple products and intellectual
                                          property within a particular disease
                                          area and then focus on development of
                                          the acquired "pipeline"

                                        o research and development limited
                                          partnerships, where the Adviser
                                          believes the technology is
                                          sufficiently promising

                                        Private securities are expected to
                                        constitute a significant portion of the
                                        Fund's total assets over time. Private
                                        securities may exceed 30% of the value
                                        of the Fund's net assets as the result
                                        of the Fund's sale of public securities, the depreciation of public securities, the possible appreciation of private securities, or the Fund's repurchase of Interests. To fully realize the anticipated value of the private securities, the Fund will be dependent upon an exit strategy which may include a public offering by, or merger or sale of, one or more Portfolio Companies, the successful completion of which cannot be assured. See "Investment Objective and Principal Strategies."

The Adviser............................ The Adviser is a newly created joint venture between PW Fund Advisor, L.L.C.
                                        ("PWFA") and OrbiMed Advisers Inc.
                                        ("OrbiMed"). Investment professionals
                                        employed by OrbiMed will manage the
                                        Fund's investment portfolio on behalf of the Adviser under the oversight of PWFA's personnel.

                                        OrbiMed, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is controlled by Samuel D. Isaly, its President. As of August 31, 2000, OrbiMed and its affiliates managed assets of approximately $2 billion.

                                        The Fund's portfolio manager will be Mr.
                                        Isaly. Investment professionals employed by OrbiMed have substantial experience in investing in the biotechnology and pharmaceutical sectors. See "Appendix A --Performance Information". PAST
                                        PERFORMANCE IS NOT NECESSARILY
                                        INDICATIVE OF FUTURE PERFORMANCE.

                                        PWFA is an indirect, wholly-owned
                                        subsidiary of Paine Webber Group Inc.
                                        ("PW Group"), and is registered as an
                                        investment adviser under the Advisers
                                        Act. On July 12, 2000, PW Group and UBS
                                        AG ("UBS") announced that they had
                                        entered into an agreement and plan of
                                        merger pursuant to which PW Group will
                                        merge into a wholly-owned subsidiary of
                                        UBS. If all required approvals and
                                        conditions of the agreement are obtained and satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

                                        PWFA and its affiliates provide
                                        investment advisory services to
                                        registered investment companies, private investment funds and individual accounts, and, as of ______ __, 2000 have approximately $___ billion of assets under control and $__ billion of assets under management.

Management Fee:........................ PWFA provides certain management and administrative services to the Fund,
                                        including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund will pay PWFA a monthly management fee at the annual rate of 1.35% of the Fund's net assets for the month, excluding assets attributable to the Adviser's capital account. The management fee will be paid to PWFA out of the Fund's assets, and debited against the investors' capital accounts. A portion of the Fee will be paid by PWFA to OrbiMed.

Incentive Allocation:.................. The Adviser is entitled to receive an annual incentive allocation generally
                                        equal to 20% of the Fund's net profits
                                        (determined by taking into account net
                                        realized capital gains or losses on
                                        public and private securities, net
                                        unrealized gains or losses from public
                                        securities, unrealized gains from
                                        private securities only to the extent of unrealized losses from private securities (except in limited circumstances), unrealized losses from private securities, and other net income or loss for the year) (the "Incentive Allocation"). No
                                        Incentive Allocation will be made for
                                        any year unless losses and depreciation
                                        from prior periods have been recovered
                                        by the Fund. This is sometimes known as
                                        a "high water mark" calculation. All
                                        unrealized gains on private securities
                                        will be taken into account for purposes
                                        of calculating the Fund's net asset
                                        value for additional sales and
                                        repurchases of Interests and determining the amount of management fee and shareholder servicing fee payable and the Incentive Allocation to which the Adviser is entitled when an investor's Interests are repurchased. The Incentive Allocation structure presents certain risks that are not present in funds without an incentive allocation. The Incentive Allocation will be calculated based on the Fund's performance and not on the performance of an investor's account, which can create distortions. The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies, but generally similar to those paid by many private funds with similar investment policies. The annual Incentive Allocation is scheduled to be made on September 30 of each year. See "Capital Accounts and Allocations--Incentive Allocation."

Shareholder Servicing Fee.............. The Fund will pay a shareholder servicing fee to PaineWebber and to
                                        other brokers or dealers that have
                                        entered into shareholder servicing
                                        agreements with the Fund at the annual
                                        rate of 0.40% of the outstanding
                                        Interests owned by their customers.

Borrowing.............................. The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. While borrowings are outstanding for these purposes, the Fund will be permitted to reinvest the proceeds of the sale of securities or new sales of Interests. If the Fund borrows to finance repurchases of Interests, the interest expense on that borrowing will negatively affect investors who do not tender their Interests into a repurchase offer by increasing the Fund's expenses and reducing any net investment income.

                                        The Fund will not borrow money until the proceeds of the offering are substantially invested in furtherance of the Fund's investment objective. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%. See "Risk Factors - Leverage; Borrowing" and "Investment Objective and Principal Strategies - Borrowing; Use of Leverage."

Special Investment Techniques.......... The Fund may use derivative instruments to hedge portfolio risks, for cash
                                        management purposes and for non-hedging
                                        purposes in pursuit of its investment
                                        objective. The derivatives employed may
                                        relate to a specific security or to the
                                        Fund's portfolio as a whole.

                                        The Fund may sell securities short, lend portfolio securities and enter into foreign currency transactions, each in pursuit of its investment objective.

Investor Qualifications................ Interests will be sold only to investors who have a net worth of more than
                                        $1,500,000 (with their spouses) or who
                                        otherwise meet the requirements for a
                                        "qualified client" as defined in Rule
                                        205-3 under the Advisers Act ("Qualified
                                        Investors"). Generally, you may hold
                                        your Interests only through PaineWebber
                                        or a broker or dealer that has entered
                                        into a shareholder servicing agreement
                                        with the Fund. Before you may invest in
                                        the Fund, your financial advisor or
                                        sales representative will require a
                                        certification from you that you are a
                                        Qualified Investor and that you will not transfer your Interests except in the limited circumstances permitted in the LLC Agreement. (The form of investor certification that you will be asked to sign is attached to this prospectus as Appendix B.) If you attempt to transfer your Interests in violation of the LLC Agreement, the transfer will not be permitted and will be void. See "Investor Qualifications."

Investor Suitability................... AN INVESTMENT IN THE FUND INVOLVES A
                                        CONSIDERABLE AMOUNT OF RISK. Because it
                                        is possible that you may lose some or
                                        all of your investment, you should not
                                        invest in the Fund unless you can afford a total loss of your investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering........................... The Fund is offering $___________ in
                                        Interests through PaineWebber, the
                                        Fund's distributor and other brokers or
                                        dealers. See "Plan of Distribution."
                                        PaineWebber or its affiliates may pay
                                        from their own resources additional
                                        compensation to brokers or dealers in
                                        connection with the sale and
                                        distribution of the Interests or
                                        servicing of investors.

Distribution Policy.................... The Fund has no present intention of making periodic distributions of its net income or gains, if any, to investors. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, investors will be required each year to pay applicable federal and state income taxes from sources other than Fund distributions.

Unlisted Closed-End Structure;
  Limited Liquidity and
  Transfer Restrictions................ The Fund has been organized as a closed-end management investment
                                        company. Closed-end funds differ from
                                        open-end management investment companies
                                        (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Fund believes that unique investment opportunities exist in the market for private investments in the health sciences sector. However, these investments are often illiquid, and an open-end fund's ability to make illiquid investments is limited. For this reason, the Fund is organized as a closed-end fund.

                                        Interests generally may be held only
                                        through PaineWebber or a broker or
                                        dealer that has entered into a
                                        shareholder servicing agreement with the
                                        Fund. You will not be able to redeem
                                        your Interests on a daily basis because
                                        the Fund is a closed-end fund. In
                                        addition, with very limited exceptions,
                                        the Fund's Interests are not
                                        transferable and liquidity will be
                                        provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and should be viewed as a long-term investment.

Repurchase of Interests................ No investor will have the right to require the Fund to redeem the
                                        investor's Interest in the Fund. The
                                        Fund from time to time may offer to
                                        repurchase up to 10% of its outstanding
                                        Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors in __________2001 and, thereafter, twice each year, in March and September. If a repurchase offer is oversubscribed by investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each investor. In addition, the Fund may repurchase all or part of an Interest if, among other reasons, the Adviser determines that it would be in the best interests of the Fund to do so. See "Redemptions, Repurchases of Interests and Transfers--No Right of Redemption" and "--Repurchases of Interests."

                                        The LLC Agreement provides that the Fund will be dissolved if it has not completed a tender offer for at least 10% of its outstanding Interests within a period of two years after an investor requests that the Fund do so.

Taxation............................... Most closed-end investment companies elect to be taxed as registered
                                        investment companies under the Internal
                                        Revenue Code of 1986, as amended (the
                                        "Code"). The Fund will not make this
                                        election and instead will seek to be
                                        treated as a partnership for Federal
                                        income tax purposes. Accordingly, the
                                        Fund should not be subject to Federal
                                        income tax, and each investor will be
                                        required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

                                        If it were determined that the Fund
                                        should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "Risk Factors" below.

ERISA Plans And Other
  Tax-Exempt Entities.................. Investors subject to the Employee
                                        Retirement Income Security Act of 1974,
                                        as amended ("ERISA"), and other
                                        tax-exempt entities, including employee
                                        benefit plans, Individual Retirement
                                        Accounts and 401(k) and Keogh Plans, may purchase Interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Because the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. An investor that is a charitable remainder trust should contact the Fund at (800) 505-4695 before investing.

Risk Factors........................... An investment in the Fund involves a high degree of risk. These include the
                                        risks of:

                                        o loss of capital

                                        o investing in a fund that has no
                                          operating history and that must
                                          compete for a potentially limited
                                          number of desirable investments

                                        o investing in developing companies

                                        o investing in securities that are
                                          illiquid and volatile

                                        o investing in illiquid shares of an
                                          unlisted closed-end fund

                                        o investing in the health sciences and
                                          related industries, whose companies
                                          may be subject to a high degree of
                                          government regulation, making these
                                          companies susceptible to changes in
                                          government policy and failures to
                                          secure, or unanticipated delays in
                                          securing, regulatory approvals

                                        o concentrating in a small number of
                                          industry sectors and maintaining a
                                          "non-diversified" portfolio

                                        o investing in small companies

                                        o investing in securities of non-U.S.
                                          issuers

                                        o investing in a fund that may sell
                                          securities short

                                        o investing in a fund that uses
                                          derivatives for hedging and
                                          non-hedging purposes

                                        o investing in a fund that does not make
                                          periodic distributions; investors will
                                          be required to pay applicable taxes on
                                          their respective share of the Fund's
                                          taxable income

                                        o investing in a fund that seeks to be
                                          treated for tax purposes as a
                                          partnership, but could be taxable as a
                                          corporation, thus subjecting its
                                          distributions to two levels of
                                          taxation

                                        o investing in a fund that has an
                                          Adviser who may have conflicts of
                                          interests in managing other accounts
                                          not related to the Fund

                                        o investing in a fund that will bear an
                                          incentive allocation

                                        o investing in a fund many of whose
                                          assets will be priced in the absence
                                          of a readily available market and may
                                          be priced based on estimates of fair
                                          value, which may prove to be
                                          inaccurate; these valuations will be
                                          used to calculate the incentive
                                          allocation, fees payable to the
                                          Adviser, the shareholder servicing fee
                                          and the price at which repurchases are
                                          made

                                        o investing in a fund where the proceeds
                                          necessary to fund repurchases may need
                                          to be borrowed, thus increasing the
                                          volatility of the Fund's net asset
                                          value for non-tendering investors

                                        ACCORDINGLY, THE FUND SHOULD BE
                                        CONSIDERED A SPECULATIVE INVESTMENT, AND
                                        YOU SHOULD INVEST IN THE FUND ONLY IF
                                        YOU CAN SUSTAIN A COMPLETE LOSS OF YOUR
                                        INVESTMENT.

                                        See "Risk Factors."

                            SUMMARY OF FUND EXPENSES

          The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
  Sales load(1) (percentage of purchase amount)........... 3.00%
  Maximum redemption fee.................................. none
Annual Expenses (except for any interest expense,
  as a percentage of net assets attributable to Interests)
  Management Fee.......................................... 1.35%
  Incentive Allocation.................................... 20% of net profits(2)
  Shareholder servicing fees.............................. 0.40%
  Other expenses..........................................     %
                                                           -----
  Total annual expenses (other than incentive allocation
  and interest expense)...................................     %
                                                           =====

(1) Investments of less than $500,000 will be subject to a sales load of 3%; investments of $500,000 or more, but less than $1 million will be subject to a sales load of 2%; investments of $1 million or more will be subject to a sales load of 1%. No sales load will be charged to the types of investors listed under "Plan of Distribution."

(2) Net profits means the sum of the Fund's net realized capital gains or losses from public and private securities, net unrealized gains or losses from public securities, unrealized gains from private securities only to the extent of unrealized losses from private securities (except in limited circumstances), unrealized losses from private securities, and other net income or loss for the year. See "Management of the Fund - Incentive Allocation."

          The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund. The annual "Other expenses" shown above are estimated, based on net assets of the Fund of $___ million, and include expenses of approximately $_______ incurred in connection with the initial organization of the Fund. The Fund will pay additional organizational and offering expenses estimated to be $_________, which will be charged to the Fund's capital at commencement of operations and are not included in "Total annual expenses" above. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

                                                           Example
                                                           -------
                                              1 YEAR       3 YEARS       5 YEARS
                                              ------       -------       -------
You would pay the following expenses
on a $1,000 investment, assuming a
5% annual return:                              $___         $___          $___

          The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The Fund's organizational and offering expenses are not reflected in the example.

          The example includes an accrual for the annual Incentive Allocation. The Incentive Allocation is 20% of the Fund's net profits (determined by taking into account net realized capital gains or losses on public and private securities, net unrealized gains or losses from public securities, unrealized gains from private securities only to the extent of unrealized losses from private securities (except in limited circumstances), unrealized losses from private securities, and other net income or loss for the year). No Incentive Allocation will be made for any year unless losses and depreciation from prior periods have been recovered by the Fund. This is sometimes known as a "high water mark" calculation. The Incentive Allocation will be credited to the capital account of the Adviser. All unrealized gains on private securities will be taken into account for purposes of calculating the Fund's net asset value for additional sales and repurchases of Interests, and determining the amount of management fee and shareholder servicing fee payable and the Incentive Allocation to which the Adviser is entitled when an investor's Interests are repurchased. The dollar amounts in the example could be significantly higher if the Fund's actual rate of return exceeds 5%.

                                  RISK FACTORS

STOCK PRICES FLUCTUATE

          Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the U.S. and international securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose your entire investment. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

NEWLY ORGANIZED FUND AND ADVISER

          The Fund is a newly organized investment company and the Adviser is a newly organized investment adviser, each with no previous operating history. Although OrbiMed and the Fund's portfolio manager have substantial experience investing in the biotechnology and pharmaceutical sectors, the Fund may not succeed in meeting its objective, and the Fund's net asset value may decrease.

INVESTMENT IN COMPANIES DEPENDENT UPON NEW SCIENTIFIC DEVELOPMENTS AND TECHNOLOGIES

          The Fund plans to invest primarily in the stock of health sciences companies, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. The value of its Interests may be susceptible to factors affecting health sciences and related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by health sciences companies include:

          o    rapidly changing science and technologies

          o    products that may quickly become obsolete

          o exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure, or unanticipated delays in securing, regulatory approvals

          o scarcity of management, technical, scientific, research and marketing personnel with appropriate training

          o the possibility of lawsuits related to patents and intellectual property

          o changing investor sentiments and preferences with regard to health sciences sector investments (which are generally perceived as risky)

INVESTMENTS IN SMALL COMPANIES

          Although the Fund may invest in companies of any capitalization, the Fund plans to invest a substantial amount of its assets in equity securities of small and medium-sized capitalization companies. These investments may present greater opportunity for growth, but there are specific risks associated with investments in small companies, which include:

          o poor corporate performance because of less experienced management, limited product lines, undeveloped markets and/or limited financial resources

          o less predictable returns because of shorter operating histories, less publicly available information and little or no research by the investment community

          o reduced or zero liquidity because of small market capitalizations and absence of exchange listings or dealers willing to make a market

          o increased share price volatility because, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies

          o reliance, in many cases, on one or two key individuals for management

INVESTMENTS IN PORTFOLIO COMPANIES

          In addition to the risks associated generally with investments in the health sciences sector and in small companies, the Fund will be subject to the additional risks in respect of its investments in private securities of Portfolio Companies which include:

          o very limited liquidity of the private securities, because of legal or contractual limitations on resales

          o lack of a public market into which the Fund could sell the securities of Portfolio Companies

          o dependence on an exit strategy, such as an IPO or sale of a business, which may not occur to realize the anticipated value of an investment

          o dependence on managerial assistance provided by other investors and the willingness of other investors or third parties to provide additional financial support to the Portfolio Company

VALUATION OF PRIVATE SECURITIES

          Depending on the specific facts and circumstances of an investment in a Portfolio Company, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund's investment. If a Portfolio Company does not complete an IPO or a sale to or merger with a public company, there may never be a public market benchmark for valuing the investment and it may be very difficult for the Fund to dispose of its investment, or it may be possible to dispose of the investment only at a substantial loss. It is possible that the fair value attributed to the investment may not accurately reflect its actual value and, consequently, the net asset value at which Interests may have been sold or repurchased, or upon which the Incentive Allocation may have been based, may not reflect the actual values of the Fund's portfolio. In addition, the Fund's net asset value may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on private securities. The Fund's net asset value may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering Interests, and during the period immediately after a repurchase is completed.

AVAILABILITY OF INVESTMENT OPPORTUNITIES IN PRIVATE SECURITIES

          The business of identifying investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. Furthermore, the availability of investment opportunities in private securities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. Accordingly, there can be no assurance that the Fund will be able to identify attractive Portfolio Companies in the future.

LIMITED LIQUIDITY

          The Fund is a closed-end investment company designed primarily for long-term investors. Interests in the Fund will not be traded on any securities exchange or other market. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited semi-annual repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors in ______________ 2001 and, thereafter, twice each year, in March and September. The LLC Agreement provides that the Fund will be dissolved if it has not completed a tender offer for at least 10% of its outstanding Interests within a period of two years after an investor requests that the Fund do so. See "Redemptions, Repurchases of Interests and Transfers."

          The Fund will offer to purchase only a small portion of its Interests, and there is no guarantee that you will be able to sell all of the Interests that you desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each investor. The potential for pro-ration may cause some investors to tender more Interests for repurchase than they wish to have repurchased.

          The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Therefore, it may force the Fund to sell assets it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for the Fund's investments in private securities, the Fund may be forced to sell its publicly traded securities to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund's ratio of illiquid investments to liquid investments for the remaining investors.

LEVERAGE; BORROWING

          The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. While borrowings are outstanding for these purposes, the Fund will be permitted to reinvest the proceeds of the sale of securities or new sales of Interests and, thus, may employ leverage. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

          If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in private securities. As the percentage of the Fund's portfolio invested in private securities increases, the associated risk described under "Investments in small companies" and "Investments in Portfolio Companies" will increase.

          The Investment Company Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from completing its repurchase offers. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and also may limit the extent to which the Fund may hold illiquid securities, reducing the Fund's investment flexibility. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.

          The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's Interests, and the terms of any borrowings may contain provisions that limit certain activities of the Fund. Payments of interest and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise would have available. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

RELIANCE ON KEY PERSONNEL OF THE ADVISER

          The Fund's ability to identify and invest in attractive opportunities is dependent upon Samuel D. Isaly, the President of OrbiMed. If he leaves OrbiMed, the Adviser may not be able to hire a qualified replacement at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

INCENTIVE ALLOCATION

          The right to the Incentive Allocation may give the Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the management fee. In addition, since the Incentive Allocation accrual is calculated based on unrealized as well as realized gain on private securities, the amount of the accrual ordinarily will be greater in any period than if it were based solely on realized gains.

          The amount of the Incentive Allocation accrual will be based in part on the valuation of the Fund's private investments. Until a Portfolio Company completes an IPO or is acquired by a public company, the value of an investment in that company must be estimated by the Adviser using fair value techniques under the direction of, and following procedures approved by, the Fund's Board. See "Calculation of Net Asset Value." The Incentive Allocation structure could give the Adviser an incentive to select a higher fair value for the Fund's private securities than it otherwise would.

          The Incentive Allocation will be accrued and so reduce the Fund's net asset value. The repurchase price received by an investor whose Interests are repurchased in a repurchase offer will reflect an Incentive Allocation if the Fund has experienced an increase in net assets as a result of investment operations through the date of repurchase. The Adviser will be entitled to receive any Incentive Allocation attributable to the capital account of a tendering investor at the time the investor's Interests are repurchased and, in this instance, will receive an Incentive Allocation based on unrealized gains on private securities. No adjustment to a repurchase price will be made after it has been allocated to the Adviser to reflect any subsequent realized losses. An Incentive Allocation will not accrue for any year unless the Fund has fully recovered any cumulative losses from prior periods. However, the total amount of cumulative loss will be shared equally by all outstanding Interests and not only by those investors who held Interests at the time the loss occurred.

          The Incentive Allocation is based upon the performance of the Fund as a whole and not upon the performance of a particular investor's capital account and certain distortions may exist as a result. Thus, for example, the value of Interests held by an investor at the time of purchase may be reduced as a result of payment of the Incentive Allocation, even though the value of the Interests held by the investor has declined. In addition, if Interests are purchased when there is a loss carryforward for Incentive Allocation purposes (that is, when the high water mark has not been exceeded), an existing investor's share of the loss carryforward will effectively be diluted by such new investment.

          For an explanation of the Incentive Allocation calculation, see the section in this prospectus entitled "Investment Advisory and Other Services - Incentive Allocation" and the Fund's SAI.

CONCENTRATION; NON-DIVERSIFIED STATUS

          The assets of the Fund will consist almost entirely of health sciences companies within or related to the biotechnology and pharmaceuticals sectors. Since the Fund's portfolio will be concentrated in securities of a small number of companies or in securities of companies in a single industry, the risk of any investment decision is increased. The Adviser will seek to reduce the company-specific risk, as opposed to sector-specific risk, of the Fund's portfolio by investing in more than one company in a particular sector.

          The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests.

RESTRICTED AND ILLIQUID SECURITIES

          The Fund intends to invest up to 30% of its assets (measured at the time of purchase) in private securities, which will be restricted securities and illiquid. Over time it is likely that the percentage of the Fund's assets invested in restricted and illiquid securities will exceed considerably 30% as a result of sales of public securities and the possible appreciation of private securities. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

          Restricted and other illiquid investments involve the risk that the securities cannot be sold at the time desired by the Fund or at prices approximating the value the Fund has determined. Difficulty in selling illiquid investments could impair the Fund's ability to meet repurchase requests or to pay its fees and expenses (including the management fee).

INVESTMENTS IN FOREIGN SECURITIES

          The Fund plans to invest in the securities of foreign companies in the health sciences sector. Investments in foreign securities face specific risks, which include:

          o unfavorable changes in currency rates and exchange control regulations

          o restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad

          o    reduced availability of information regarding foreign companies

          o foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements

          o reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions

          o    the difficulty in obtaining or enforcing a judgment abroad

          o increased market risk due to regional economic and political instability

          o    increased brokerage commissions and custody fees

          o securities markets which are subject to a lesser degree of supervision and regulation by competent authorities

          o    foreign withholding taxes

          o    delays in settling securities transactions

          o    the threat of nationalization and expropriation

          o an increased potential for corrupt business practices in certain foreign countries

USE OF DERIVATIVES

          The Fund may use derivative instruments to hedge portfolio risk, for cash management purposes and for non-hedging purposes in pursuit of its investment objective. Investing in derivative investments involves numerous risks. For example:

          o the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge unsuccessful

          o the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument

          o certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid

          o derivatives may change rapidly in value because of their inherent leverage

          All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

SHORT SELLING

          Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

          o while the potential gain on a short sale is limited, the loss is theoretically unlimited

          o it can increase the effect of adverse price movements on the Fund's portfolio

          o the Fund may not be able to close out a short portion at any particular time or at the desired price

          o the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position

          o if the market for small capitalization companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions

CONFLICTS OF INTEREST

          PWFA and OrbiMed, or their affiliates, provide investment advisory and other services to various entities. PWFA and OrbiMed are parties to a joint venture that advises funds with similar objectives and management policies. PWFA and OrbiMed and certain of the investment professionals who are principals of or employed by PWFA or OrbiMed or their affiliates also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, "Other Accounts"). The Fund has no interest in these activities. As a result of the foregoing, PWFA and OrbiMed and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much as in their judgment is necessary and appropriate.

          There also may be circumstances under which PWFA or OrbiMed will cause one or more of their Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which PWFA or OrbiMed will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

          PWFA or its affiliates may have an interest in other accounts managed by OrbiMed ("OrbiMed Accounts") on terms different than an interest in the Fund. In addition, OrbiMed may receive research products and services in connection with the brokerage services that PWFA and its affiliates may provide from time to time to one or more OrbiMed Accounts or to the Fund.

TAX RISK

          The Fund expects to be treated as a partnership for Federal income tax purposes. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

          Because the Fund may borrow money, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to UBTI.

DISTRIBUTIONS TO INVESTORS AND PAYMENT OF TAX LIABILITY

          The Fund has no present intention of making periodic distributions of its net income or gains, if any, to investors. Whether or not distributions are made, investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay such applicable taxes from sources other than Fund distributions. The amount and times of distributions, if any, will be determined in the sole discretion of the Board.

                                 USE OF PROCEEDS

          The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable after the closing of the offering. Based on current market conditions, the Adviser expects the Fund will be fully invested within [one year]. The Adviser believes that, under current market conditions, it would be able to invest up to approximately $___ million in accordance with the Fund's objective, policies and strategies in this time frame. Although the Fund expects to invest at least [80%] of its total assets in securities of health sciences companies within [one year], it may take substantially longer to reach the Fund's target of investing 30% of its assets in private securities. This lengthy investment period reflects the fact that: (i) the Adviser plans to spend considerable time researching prospective investments; and (ii) the companies in which the Fund plans to invest will be primarily health sciences companies which may have limited amounts of securities available for purchase. Pending the full investment of the proceeds of the offering in equity securities of health sciences companies, the proceeds of the offering will be invested in short-term, high quality debt securities. The Fund will pay organizational and offering expenses estimated to be $__________ from the proceeds of the offering.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

LONG-TERM CAPITAL APPRECIATION

          The Fund's investment objective is to seek long-term capital appreciation. Current income is not an objective. No assurance can be given that the Fund will achieve its investment objective.

THE FUND MAY CHANGE ITS INVESTMENT STRATEGIES

          The Fund's investment objective is a fundamental policy and may not be changed without the approval of investors. Please see the SAI for additional fundamental policies of the Fund. The Fund's principal investment policies and strategies are listed below. The Fund may change any of these non-fundamental investment policies and strategies, and may change the definition of small and medium-sized companies, if the Fund's Board believes doing so would be consistent with the Fund's investment objective of long-term capital appreciation.

INVESTING IN THE HEALTH SCIENCES SECTOR

          The Fund will invest primarily in equity and equity-related securities of public and private health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. These investments involve many risks, which include those described under "Risk Factors." Equity and equity-related securities include common stocks, securities convertible into or exchangeable for common stocks, rights and warrants to purchase common stocks and depository receipts representing an ownership interest in equity securities. The Fund also may invest in fixed-income securities, such as non-convertible debt securities, or preferred stocks, including those rated below investment grade, where the Adviser believes they provide opportunities for capital gain.

          The Fund may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund will invest in public securities and up to 30% of its assets (measured at the time of purchase) in private securities, although the percentage of private securities may increase (and the percentage of public securities may decrease) as public securities are sold or if private securities increase in value. Private securities typically will be purchased in negotiated transactions and will include, among others, common stock, so-called P.I.P.E.s (private investments in public equities), convertible preferred stock, convertible preferred debt, bridge loans with certain equity components and warrants.

          The Fund may invest in public securities of issuers of any capitalization. Of its public securities, the Fund expects to invest principally in the public securities of large capitalization public companies and, to a lesser extent, small and medium-sized public companies. The common stock of these companies may trade over-the-counter, on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or on other markets. Many of these companies only recently may have become public companies, and may have a relatively small proportion of their outstanding common stock publicly traded.

          The Fund's investments in private securities of Portfolio Companies typically will be between $1 and $10 million in size, depending on a variety of factors including anticipated risk and return and likelihood of follow-on investments. When analyzing companies, the Adviser will focus on opportunities similar to these:

          o private companies that the Adviser believes have achievable near-term goals and may complete an initial public offering ("IPO") or elicit interest as an acquisition target within a few years after investment

          o public companies that the Adviser believes need to be restructured and refinanced, including companies that have failed late stage clinical trial and need capital to redesign the trial or to advance another product

          o merger and acquisition funding where the Adviser believes that there are several unrelated publicly traded companies with valuable technologies that are not adequate to support an entire company, but which the Adviser believes can be combined effectively. In these cases, the Fund will seek to provide consolidation financing where the Adviser believes such action is scientifically, strategically and financially feasible.

          o spinouts of large biotechnology or pharmaceutical companies; that is, companies that have "spun-out" non-core assets into new companies to attract independent financing opportunities

          o pipeline strategies where biotechnology companies "in-license" multiple products and intellectual property within a particular disease area and then focus on development of the acquired "pipeline". The Fund will seek to invest in these companies where the Adviser believes the in-licensed assets are meaningful, the strategy is sound, and the management has a track record of executing the in-licensing and drug development strategy.

          o research and development limited partnerships, where the Adviser believes the technology is sufficiently promising

          The Fund may invest in securities of non-U.S. issuers. The Fund may invest directly in foreign securities or it may invest through depositary receipts, which are certificates issued by a bank or other financial institution that evidence the right to receive the underlying foreign security. Investments in non-U.S. securities involve certain risks in addition to those of health sciences companies generally. These risks are discussed under "Risk Factors--Investments in Foreign Securities." The Fund may not invest more than 60% of its total assets in the securities of non-U.S. issuers.

          The limitations on the percentage of the Fund's total assets that may be invested in private securities and securities of non-U.S. issuers apply at the time of investment by the Fund. The Fund will not be required to reduce its investments in these securities if a percentage limit is exceeded as a result of changes in the value of the Fund's portfolio securities or repurchases of its Interests.

BORROWING; USE OF LEVERAGE

          The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. While borrowings are outstanding for these purposes, the Fund will be permitted to reinvest the proceeds of the sale of securities or new sales of Interests. The use of borrowings involves a high degree of risk. See "Risk Factors - Leverage; Borrowing." The Fund generally intends to borrow money only in these limited circumstances.

          The Investment Company Act prohibits the Fund from borrowing for any purpose if, immediately after such borrowing, it will have an "asset coverage" of less than 300%. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and also may limit the extent to which the Fund may hold illiquid securities, reducing the Fund's investment flexibility. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the Investment Company Act or the Fund's loan agreements.

DERIVATIVES

          The Fund may use financial instruments, known as derivatives, for the purposes of hedging portfolio risk, cash management and for non-hedging purposes. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. Examples include futures and options on futures. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund's investment objective and the risk associated with the instrument.

          The Fund may buy or sell put or call options on transferable securities or indices of securities. The Fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund's asset value. The Fund may buy or sell these options if they are traded on options exchanges or in over-the-counter markets. However, the Fund will only enter into transactions with broker-dealers that are reputable financial institutions which (i) specialize in these types of transactions, (ii) make markets in these options, or (iii) are participants in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

          The Adviser will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date). A forward contract may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. See "Certain Portfolio Securities and Other Operating Policies - Foreign Securities" in the SAI.

SHORT SELLING

          The Fund may sell securities short. To effect a short sale, the Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

POTENTIAL FOR LARGE POSITIONS AND CONTROLLING INTERESTS

          As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the Fund does not intend to invest more than 10% of its total assets in the securities of any one company. The Fund may own a controlling interest in one or more companies, and it (or it and other funds or accounts managed by the Adviser) may own up to 100% of certain companies. However, the Fund does not intend to invest more than 15% of its total assets in controlling interests of companies. Market fluctuations could cause these limits to be exceeded.

DEFENSIVE MEASURES

          The Fund, from time to time, may take temporary defensive positions in cash or short-term debt securities that are inconsistent with its principal strategies in an attempt to moderate extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objective.

OTHER

          The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. The Fund also may lend portfolio securities. Repurchase agreements and stock lending involve certain risks that are described in the SAI.

                             MANAGEMENT OF THE FUND

GENERAL

          The Fund's Board provides broad oversight over the affairs of the Fund.

          The Adviser is a joint venture between PWFA and OrbiMed. Investment professionals employed by OrbiMed will manage the Fund's investment portfolio on behalf of the Adviser under the supervision of PWFA's personnel. OrbiMed, a registered investment adviser under Investment Advisers Act of 1940, as amended (the "Advisers Act"), is controlled by Samuel D. Isaly, its President. As of August 31, 2000, OrbiMed and its affiliates managed assets of approximately $5 billion.

          PWFA is an indirect, wholly-owned subsidiary of PW Group, and is registered as an investment adviser under the Advisers Act. On July 12, 2000, PW Group and UBS announced that they had entered into an agreement and plan of merger pursuant to which PW Group will merge into a wholly-owned subsidiary of UBS. If all required approvals and conditions of the agreement are obtained and satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

          PWFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts, and have approximately $____ billion of assets under control and $__ billion of assets under management.

PORTFOLIO MANAGEMENT

          The Fund's primary portfolio manager will be Samuel D. Isaly, who is OrbiMed's president. Mr. Isaly has been active in international and health care investing throughout his career, beginning at Chase Manhattan Bank in 1968. In 1982, his company, Gramercy Associates, was the first to develop an integrated, worldwide system of analysis on the 100 leading pharmaceutical companies, with investment recommendations conveyed to 50 leading financial institutions in the U.S. and Europe. Gramercy Associates was absorbed into S.G. Warburg & Co., Inc., in 1986, where Mr. Isaly was Senior Vice President and international equity analyst. For a time, Mr. Isaly also was associated with Credit Suisse as an analyst of the European pharmaceutical industry. In all, he has worked as a pharmaceutical and international investment specialist for 30 years.

          In March 1989, Mr. Isaly co-founded Mehta and Isaly, which provided investment ideas to institutional investors on worldwide health care, undertook cross-border merger, acquisition and alliances projects in the industry, and provided investment management services to selected investors. In early 1998, Mehta and Isaly was renamed OrbiMed Advisers Inc.

          Mr. Isaly earned a B.A. degree from Princeton University and a M.Sc. in economics from the London School of Economics.

          Other investment professionals employed by OrbiMed have substantial experience in investing in the biotechnology and pharmaceutical sectors. See "Appendix A --Performance Information." PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

MANAGEMENT FEE

          The Fund will pay a fee to PWFA for its management services at an annual rate of 1.35% of the Fund's average daily net assets, excluding assets attributable to the Adviser's capital account. The fee is payable monthly. The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies, but generally similar to those paid by many private funds with similar investment policies. PWFA will pay a portion of the management fee to OrbiMed.

INCENTIVE ALLOCATION

          The following discussion of the Incentive Allocation is only a summary, and is qualified in its entirety by reference to the more complete description contained in the SAI under "Investment Advisory and Other Services - Incentive Allocation." The calculation of the Incentive Allocation involves complex accounting concepts. The Fund encourages you to consult with you financial adviser regarding this calculation.

          In addition to the management fee, the Adviser is entitled to receive the Incentive Allocation on September 30 of each year, commencing in 2001. The Incentive Allocation generally will equal 20% of the Fund's net profits (determined by taking into account net realized capital gains or losses on public and private securities, net unrealized gains or losses from public securities, unrealized gains from private securities only to the extent of unrealized losses from private securities (except in limited circumstances), unrealized losses from private securities, and other net income or loss for the year). No Incentive Allocation will be made for any year unless losses and depreciation from prior periods have been recovered by the Fund. This is sometimes known as a "high water mark" calculation. The Adviser will be under no obligation to return any Incentive Allocation previously allocated by the Fund.

          The Incentive Allocation is made annually, on September 30, except as respects investors whose Interests are repurchased other than at September 30. The Fund believes it is appropriate for those investors to bear their share of the Incentive Allocation for those Interests for the period between the last Incentive Allocation allocated to the Adviser and the date of repurchase. Otherwise, the remaining Interests, and thus their investors, could incur a disproportionate share of the Incentive Allocation. For this reason, the Fund will calculate the Incentive Allocation based on its performance which will take into account all unrealized gains for the private securities. The Fund's net asset value will be reduced or increased to reflect this calculation. The portion of the Incentive Allocation attributable to tendering investors will be made to the Adviser on the date the tendering investors' Interests are purchased.

          If the Fund is in a net loss situation, there will be no accrual, and no Incentive Allocation will be made. If this situation arises, the Fund will keep track of its "cumulative loss." If, at any time, the Fund completes a semi-annual tender for its Interests, the Fund will adjust the amount of any cumulative loss in proportion to the net amount of Interests repurchased (adjusted for any concurrent sales of Interests not exceeding the amount repurchased), so that the repurchase of Interests has the effect of reducing the amount of cumulative loss and thus the "high water mark."

          The Incentive Allocation is based upon the performance of the Fund as a whole and not upon the performance of a particular investor's capital account and certain distortions may exist as a result. Thus, for example, the value of Interests held by an investor at the time of purchase may be reduced as a result of payment of the Incentive Allocation, even though the value of the investor's Interests has declined. In addition, if the Fund sells additional Interests when there is a loss carryforward for Incentive Allocation purposes (that is, when the high water mark has not been exceeded), an existing investor's share of the loss carryforward will effectively be diluted by such new investment.

          Very few investment advisers to registered investment companies receive an Incentive Allocation similar to that to which the Adviser is entitled.

OTHER EXPENSES OF THE FUND

          The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by PWFA. Expenses to be borne by the Fund include:

          o all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

          o all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

          o the costs and expenses of holding any meetings of any investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

          o fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund, including all travel-related expenses and other costs associated with due diligence performed, in connection with the analysis, purchase and sale of Portfolio Companies;

          o the fees of custodians and other persons providing administrative services to the Fund;

          o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or the Board;

          o all costs and expenses of preparing, setting in type, printing and distributing reports, repurchase notices, and other communications to investors;

          o all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisals and valuation services provided by third parties;

          o all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund; and

          o such other types of expenses as may be approved from time to time by the Board.

          The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

ADMINISTRATOR AND CUSTODIAN

          PFPC Inc., the Fund's administrator (the "Administrator"), performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by PW Group or its affiliates. In consideration for these services, the Fund and such other funds will pay the Administrator an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, and will reimburse the Administrator for out-of-pocket expenses.

          PFPC Trust Company, the Fund's custodian and an affiliate of the Administrator, acts as custodian for the Fund's assets.

                             INVESTOR QUALIFICATIONS

          Interests in the Fund are offered only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include persons who have at least $750,000 under PWFA's or its affiliates' management, including any amount invested in the Fund, and certain knowledgeable employees who participate in PWFA's investment activities. All of these persons are referred to in this prospectus as "Qualified Investors." You must complete and sign an investor certification before you may invest. The form of this investor certification is included as Appendix B to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors.

               REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION OR TRANSFER

          No investor or other person holding an Interest or a portion of an Interest will have the right to require the Fund to redeem the Interest or portion thereof. No public market exists for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited semi-annual repurchase offers, which will be made in the Board's sole discretion. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

REPURCHASES OF INTERESTS

          The Fund from time to time may offer to repurchase up to 10% of its outstanding Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Interests from its investors in ____________2001 and, thereafter, twice each year, in March and September. The Directors also will consider the following factors, among others, in making such determination:

          o whether any investors have requested to tender Interests or portions thereof to the Fund;

          o    the liquidity of the Fund's assets;

          o the investment plans and working capital requirements of the Fund;

          o the relative economies of scale with respect to the size of the Fund;

          o the history of the Fund in repurchasing Interests or portions thereof;

          o    the condition of the securities markets; and

          o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable. When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interest in the Fund from the Adviser during such period. If a repurchase offer is oversubscribed by investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each investor.

          The LLC Agreement provides that the Fund will be dissolved if it has not completed a tender offer for at least 10% of its outstanding Interests within a period of two years after an investor requests that the Fund do so. See "Other Information--Term, Dissolution and Liquidation" in the SAI.

DETERMINATION OF REPURCHASE PRICE

          The repurchase price payable in respect of repurchased Interests will be equal to the value of the investor's capital account or portion thereof based on the estimated net asset value of the Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the investor's capital account (including the Incentive Allocation) as of such date. The Fund's net asset value may change materially between the date a tender offer is mailed and the due date, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors--Limited liquidity."

PAYMENT

          Under normal conditions, the Fund intends to repurchase its Interests for cash. However, the Fund reserves the right to pay for all or a portion of its repurchased Interests with an in-kind distribution of a portion of its portfolio securities. The Fund might distribute stock of a company in-kind if the Fund's position is large relative to the company's market capitalization or trading volume and the Fund believes that selling its position would adversely affect the price received on the sale or the value of the Fund's remaining position in that company. The Fund will not make in-kind payments with private securities. Payment of the purchase price pursuant to a tender of Interests will be made promptly after the expiration date of the tender offer. The Fund will not impose any charges on a repurchase of Interests.

PRO RATA PURCHASES OF INTERESTS IN THE EVENT OF AN OVERSUBSCRIBED TENDER OFFER

          If a tender offer by the Fund is oversubscribed, the Fund may, but is not required to, tender for additional Interests, but only up to a maximum amount of two percent of the outstanding Interests of the Fund. If the Fund determines not to repurchase additional Interests beyond the repurchase offer amount, or if an investor tenders an amount of Interests greater than that which the Fund is entitled to purchase, the Fund will repurchase the Interests tendered on a pro rata basis.

          If pro-ration is necessary, the Fund will send a notice of pro-ration to selected brokers and dealers on the business day following the due date. The amount of Interests each investor asked to have repurchased will be reduced by the same percentage. If any Interests that you wish to have repurchased by the Fund are not repurchased because of pro-ration, you will have to wait until the next tender offer, and your repurchase request will not be given any priority over other investors' requests at this later date. Thus, there is a risk that the Fund may not purchase all of the Interests you wish to have repurchased in a given period or in any subsequent period. In anticipation of the possibility of pro-ration, some investors may tender more Interests than they wish to have repurchased in a particular repurchase period, thereby increasing the likelihood of pro-ration. There is no assurance that the Fund will repurchase as much of your Interests as you wish to have repurchased.

CONSEQUENCES OF REPURCHASE OFFERS

          The Fund believes that repurchase offers generally will be beneficial to the Fund's investors, and typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Interests. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Interests into a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund will hold a larger proportion of its total assets in highly illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

          Repurchase of the Fund's Interests will tend to reduce the amount of outstanding Interests and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio. In addition, the repurchase of Interests by the Fund will be a taxable event to investors.

                         CALCULATION OF NET ASSET VALUE

          The Fund will compute its net asset value as of the close of business of each "fiscal period" (as defined under "Capital Accounts"). Securities owned by the Fund will be valued at current market prices. If reliable market prices are unavailable (e.g., in the case of certain private securities), securities will be valued at fair value as determined under the direction of, and in accordance with, procedures approved by the Fund's Board. Private securities will be valued at fair value, which will be cost until the Adviser determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate. In such situations, the Fund's investment will be revalued in a manner that the Adviser, following procedures approved by the Board, determines best reflects its fair value. When the Fund holds restricted securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets, in retrospect, may not be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its Interests at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing investors. Fair values assigned to the Fund's investments also will affect the amount of the management fee, shareholder servicing fee and Incentive Allocation. See "Risk Factors - Incentive Allocation." All fair value determinations by the Adviser are subject to ratification by the Board.

          The Adviser and the Board will consider numerous factors in establishing a fair value for private securities. Factors that relate to the securities of a Portfolio Company will include the cost of the security; the last available quoted price or traded price, if any, for the security; fundamental analytical data relating to transactions in comparable securities; relationships among various securities and industry-specific indices and evaluation of the forces which influence the market in which the security is purchased and sold; the size of the Fund's position and the liquidity of the market for the security; recent purchases and sales (including new issuances) of the company's securities; pricing by dealers in similar securities; reported prices and the extent of public trading in similar financial instruments of the issuer or comparable securities; pending public offerings by the company; and contractual and regulatory restrictions on the Fund's disposition of the security. Factors that relate to a Portfolio Company itself will include its financial position and results of operations, including their variance from projections; the company's business and financial plan; its ability to obtain needed financing; changes in economic conditions affecting the company; pending reorganization activity; changes in management; changes in contracts with major customers and distributors; and changes in the market affecting the company's products and services. Certain developments, such as changes in senior management of a company or its capital structure, or removal of legal or contractual restrictions on sale, will cause the Adviser to review the valuation of a company's securities. In addition, a combination of developments that are individually less significant also may cause a review of valuation. In making determinations, the Adviser and Board will rely in many cases on information provided by OrbiMed.

          Expenses of the Fund, including the management fee, the shareholder servicing fee, the Incentive Allocation accrual and the costs of any borrowings, are taken into account for the purpose of determining net asset value. See "Risk Factors - Incentive Allocation."

                                CAPITAL ACCOUNTS

GENERAL

          The Fund will maintain a separate capital account for each investor, which will have an opening balance equal to such investor's initial contribution to the capital of the Fund. Each investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such investor to the capital of the Fund, plus any amounts credited to such investor's capital account as described below. Similarly, each investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest or portion of the Interest of such investor, plus the amount of distributions, if any, to such investor which are not reinvested, plus any amounts debited against such investor's capital account. To the extent that any debit would reduce the balance of the capital account of any investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such investor.

          Capital accounts of investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any investor, (4) the day as of which the Fund admits a substituted investor to whom an Interest or portion of an Interest of an investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any investor other than an amount to be credited to or debited from the capital accounts of all investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each investor as of the start of each fiscal period by dividing the balance of such investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all investors as of such date.

ALLOCATION OF NET PROFITS AND NET LOSSES

          Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all investors as of the last day of each fiscal period in accordance with investors' respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and adjusted to exclude the amount of any insurance premiums or proceeds to be allocated among the capital accounts of the investors and any items to be allocated among the capital accounts of the investors other than in accordance with the investors' respective Fund percentages.

          Allocations for Federal income tax purposes generally will be made among the investors so as to reflect equitably amounts credited or debited to each investor's capital account for the current and prior fiscal years.

ALLOCATION OF SPECIAL ITEMS--ORGANIZATIONAL EXPENSES, CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

          The Fund's organizational and offering expenses are estimated at $__________. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants, the Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, the organizational expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the investors, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all investors based on the percentage that an investor's contributed capital to the Fund bears to the total capital contributed to the Fund by all investors as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of investors are made (the "Initial Closing Date"). These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by its investors through and including, the date which is six months after the Initial Closing Date.

          Withholding taxes or other tax obligations incurred by the Fund which are attributable to any investor will be debited against the capital account of such investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the investor and any successor to the investor's Interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

RESERVES

          Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Adviser or the Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

VOTING

          Each investor will have the right to cast a number of votes based on the value of such investor's capital account relative to all capital accounts of investors at any meeting of investors called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all investors. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors, approval of the authority of the Adviser to provide advisory services to the Fund and approval of the Fund's auditors. Except for the exercise of their voting privileges, investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                      TAXES

          The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

          The discussion below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change.

          EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

          The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 investors.

          The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

          As an entity taxable as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the investor's taxable year. Each item will have the same character to an investor, and generally will have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments, see "Tax Aspects" in the SAI.

                              PLAN OF DISTRIBUTION

GENERAL

          PaineWebber acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through brokers or dealers with which it has entered into distribution agreements. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors. PaineWebber expects to deliver the Interests to the investors on or about _____ __, 2000. The Fund will pay a servicing fee to PaineWebber and to each broker or dealer that is not affiliated with the Fund or PaineWebber and that has entered into a shareholder servicing agreement with the Fund at the annual rate of 0.40% of the net asset value of the outstanding Interests owned by their customers. PaineWebber or its affiliates may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Interests or servicing of investors.

          Neither PaineWebber nor any other broker or dealer is obligated to buy from the Fund any of the Interests.

          There is no minimum amount of Interests required to be purchased. Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective.

          All investor funds for the initial closing on the sale of Interests will be deposited into an escrow account set up at __________ (the "Escrow Agent") for the benefit of the investors. The Escrow Agent will invest all funds it receives in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. Any interest collected on the funds will be returned to the Fund and investors on the Initial Closing Date.

          The Fund has agreed to indemnify PaineWebber and its affiliates and certain other persons against certain liabilities under the Securities Act.

          The Fund has agreed to reimburse ____________________for up to $________ for expenses that it incurs in connection with the offering.

PURCHASE TERMS

          Sales of Interests will be made only to Qualified Investors. Investors will pay to PaineWebber a sales load of 3% for investments of less than $500,000; 2% for investments of $500,000 or more, but less than $1 million; 1% for investments of $1 million or more. No sales load will be charged in respect of purchases of Interests by employees or directors of the Adviser and its affiliates, Board members and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families. The minimum required initial contribution to the capital of the Fund from each investor is $25,000. The Fund may vary the investment minimum from time to time.

          The LLC Agreement is annexed as Appendix A to the Fund's SAI and each new investor will be bound by all of its terms by executing the investor certification form included as Appendix B to this prospectus.

ADDITIONAL SALES

          From time to time, the Fund may sell additional Interests to Qualified Investors. PaineWebber intends to make payments out of its own resources to the brokers or dealers who participate in the offerings. In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.

SHAREHOLDER SERVICING FEE

          The Fund intends to pay compensation to selected brokers and dealers that are not affiliated with the Fund or PaineWebber that hold Interests for their customers in accordance with several shareholder servicing agreements between the Fund and the brokers and dealers. The shareholder servicing fee is payable monthly at an annual rate of 0.40% of the net asset value of outstanding Interests held by the brokers and dealers for their customers (prorated for shorter periods). The brokers and dealers will provide customary investor services, including responding to investor questions about the Fund and assisting the Fund in administering repurchases. Shareholder servicing fees will accrue daily as an expense of the Fund.

                               GENERAL INFORMATION

          The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on August 29, 2000 and has no operating history. The Fund's office is located at 1285 Avenue of the Americas, New York, New York 10019 and its telephone number is
(212) 713-2000.

                                                                      APPENDIX A

                             PERFORMANCE INFORMATION

                                                                      APPENDIX B

                             INVESTOR CERTIFICATION
                                   [To come]

================================================================================

                               PW TREE FUND, INC.

                       Limited Liability Company Interests
                              ____________________

                                   PROSPECTUS

                                 ________ , 2000

                              ____________________

                            PAINEWEBBER INCORPORATED

                              ____________________

================================================================================

                 SUBJECT TO COMPLETION, DATED SEPTEMBER 1, 2000

                              PW Birch Fund, L.L.C.
                                __________, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                           1285 Avenue of the Americas
                            New York, New York 10019
                                 (212) 713-9036
                            toll-free (800) 486-2608

          This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of PW Birch Fund, L.L.C. (the "Fund"), dated _________ __ , 2000. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

          The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the "SEC") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                            PAGE

ADDITIONAL INVESTMENT POLICIES.................................................3
REPURCHASES AND TRANSFERS OF INTERESTS.........................................9
DIRECTORS.....................................................................11
CODE OF ETHICS................................................................13
INVESTMENT ADVISORY AND OTHER SERVICES........................................13
CONFLICTS OF INTEREST.........................................................16
TAX ASPECTS...................................................................18
ERISA CONSIDERATIONS..........................................................34
BROKERAGE.....................................................................35
ACCOUNTANTS AND LEGAL COUNSEL.................................................36
CUSTODIAN.....................................................................36
OTHER INFORMATION.............................................................37
FINANCIAL STATEMENTS..........................................................40
INDEPENDENT AUDITORS' REPORT..................................................40
STATEMENT OF ASSETS AND LIABILITIES...........................................41
STATEMENT OF OPERATIONS.......................................................41
APPENDIX A--LIMITED LIABILITY COMPANY AGREEMENT...............................43

                         ADDITIONAL INVESTMENT POLICIES

          The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

          The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less. The Fund may not:

          o    Issue senior securities, except to the extent permitted by
               Section 18 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or as otherwise permitted by the SEC.

          o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities.

          o Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

          o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

          o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

          o Invest in the securities of any one industry, except the health sciences, biotechnology and pharmaceuticals industries (and except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result 25% or more of the Fund's total assets would be invested in the securities of such industry.


          With respect to these investment restrictions, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

FOREIGN SECURITIES

          The Fund may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Investments in Foreign Securities."

          As a general matter, the Fund will not hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Fund's foreign currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio. See "Certain Portfolio Securities and Other Operating Policies--Special Investment Techniques."

FIXED-INCOME SECURITIES

          The Fund may invest in fixed-income securities. The Adviser will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by corporations and U.S. Government Securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

          The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by PW Birch Management, L.L.C. (the "Adviser") to be of comparable quality.

          The Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than for higher grade securities.

MONEY MARKET INSTRUMENTS

          The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

          Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

          The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities, for cash management and for non-hedging purposes to pursue the Fund's investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

          DERIVATIVES. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          OPTIONS. The Fund may engage in options transactions. The Fund also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

          The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

          A covered call option, which is a call option with respect to which the Fund owns the underlying security, that is sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

          The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

          WARRANTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

          CURRENCY SWAPS. The Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Fund's performance will be adversely affected. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. See "Certain Portfolio Securities and Other Operating Policies--Foreign Securities."

          CALL AND PUT OPTIONS ON SECURITIES INDEXES. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

LENDING PORTFOLIO SECURITIES

          The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

          To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

          Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

                     REPURCHASES AND TRANSFERS OF INTERESTS

REPURCHASES

          Repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Directors also will consider the following factors, among others, in making such determination:

          o whether any investors have requested to tender Interests or portions thereof to the Fund;

          o    the liquidity of the Fund's assets;

          o the investment plans and working capital requirements of the Fund;

          o the relative economies of scale with respect to the size of the Fund;

          o the history of the Fund in repurchasing Interests or portions thereof;

          o    the condition of the securities markets; and

          o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable. When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interest in the Fund from the Adviser during such period. If a repurchase offer is oversubscribed by investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each investor.

INVOLUNTARY REPURCHASES

          The Fund may repurchase an Interest or portion of an Interest of an investor or any person acquiring an Interest or portion thereof from or through an investor if:

          o such an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor;

          o ownership of such an Interest by an investor or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

          o continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any investors to an undue risk of adverse tax or other fiscal consequences;

          o any of the representations and warranties made by an investor in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

          o it would be in the best interests of the Fund, as determined by the Adviser, for the Fund to repurchase such an Interest or portion thereof.

TRANSFERS OF INTERESTS

          No person may become a substituted investor without the written consent of the Adviser, which consent may be withheld for any reason in the Adviser's sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability. In addition to the foregoing, no investor will be permitted to transfer an Interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and any investor transferring less than its entire Interest, is at least equal to the amount of the investor's initial capital contribution.

          Any transferee meeting the eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement. If an investor transfers an Interest or portion thereof with the approval of the Adviser, under the policies established by the Fund's Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor. Each investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its Interest.

          The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

                                    DIRECTORS

          The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

          The Directors are not required to contribute to the capital of the Fund or hold Interests in the Fund. A majority of the Directors are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

          The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.

     Name, (Age) and
         Address
 During the Past 5 Years         Position(s) Held
                                     with Fund           Principal Occupation(s)
--------------------------------------------------------------------------------




____________________
* "Interested Person", as defined in the Investment Company Act.

          The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors. The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

COMPENSATION

                                                         Total Compensation from
                                 Aggregate Compensation    Fund andFund Complex
Name and Position with Fund         from the Fund**       Paid to Board Members
---------------------------         -------------         ---------------------




                                                              [$_____] (__)*


                                                              [$_____] (__)*


____________________
* Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Fund, for which the Board member serves.

**   Estimated for the fiscal year ending _______ __, 200_. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $_____ for all Board members as a group.


          The Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500, or $250 in the case of telephonic meetings by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

                                 CODE OF ETHICS

          The Alternative Investments Group of PaineWebber has adopted a code of ethics under Rule 17j-1 of the Investment Company Act that applies to the Fund, the Adviser and PaineWebber and permits covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

          The Directors have engaged the Adviser to provide investment advice to, and the day-to-day management of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board. The Adviser was formed as a Delaware limited liability company on August 29, 2000 and will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), before the commencement of the Fund's operations. The offices of the Adviser are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Before the commencement of the Fund's operations, the Adviser owned 99% of the outstanding Interests in the Fund (thereby controlling the Fund) and was the only person to own of record or beneficially 5% or more of the outstanding Interests in the Fund. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 1285 Avenue of the Americas, New York, New York 10019.

          The Adviser is a joint venture between PW Fund Advisor, L.L.C. ("PWFA") and OrbiMed Advisers Inc. ("OrbiMed"). PWFA is the managing member of the Adviser and oversees the Adviser's provision of investment advice and day-to-day management to the Fund. OrbiMed provides the Adviser with use of and access to such of its personnel, research and facilities as the Adviser requires to manage the Fund's investment portfolio, and these individuals have the sole responsibility, subject only to the oversight of the Adviser and the Board, for the investment advisory services provided to the Fund.

          The authority of the Adviser to serve or act as investment adviser, and be responsible for the day-to-day management, of the Fund (collectively, "Advice and Management"), and the incentive allocation arrangement between the Fund and the Adviser, as the foregoing are set forth in the Fund's LLC Agreement, was initially approved by the Board, including each Independent Director, and by vote of investors holding Interests in the Fund on _________ __, 2000. The authority of the Adviser to provide Advice and Management will terminate under the following circumstances:

               (1) if revoked by (A) vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund or (B) the Board, in either case with 60 days' prior written notice to the Adviser;

               (2) at the election of the Adviser, with 60 days' prior written notice to the Board;

               (3) if, after __________ __, 2001, any period of 12 consecutive months shall conclude without the approval of the continuation of such authority by (A) the vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund or (B) the Board and, in either case, approved by a majority of the Independent Directors by vote cast at a meeting called for such purpose; or

               (4) to the extent required by the Investment Company Act, upon the occurrence of any event in connection with the Adviser, its provision of Advice and Management, the LLC Agreement or otherwise constituting an "assignment" within the meaning of the Investment Company Act.

INCENTIVE ALLOCATION

          The Adviser will be entitled to an incentive allocation, as of the last day of an allocation period, calculated as described below. The Fund will accrue an incentive allocation that may be greater than the amount receivable by the Adviser from the Fund as a result of using a different calculation for determining the accrual. The amount of incentive allocation received by the Adviser will not exceed the incentive allocation accrued by the Fund. The Adviser will be a member of the Fund.

          The Fund will accrue incentive allocations receivable by the Adviser. The incentive allocation accrual will be calculated on a "high water mark" basis. This means no incentive allocation will be accrued unless, for the allocation period, net realized capital gains, net unrealized appreciation (but, as respects private securities, only to the extent of unrealized depreciation of private securities) and net investment income exceeds cumulative net realized losses, net investment losses and net unrealized depreciation (the sum of which is referred to as "cumulative loss"). If the Fund is in a net loss situation and it completes a semi-annual tender of Interests, the amount of the cumulative loss will be reduced in proportion to the net amount of Interests repurchased (adjusted for any concurrent sales of Interests not exceeding the amount repurchased).

          The incentive allocation accrual will include all unrealized capital appreciation on private securities to ensure that investors whose Interests are repurchased in a semi-annual repurchase offer bear an appropriate share of the annual incentive allocation attributable to any subsequent realization of such unrealized appreciation. For example, if Interests are repurchased at a time when one or more of the Fund's Portfolio Company investments has appreciated significantly in value, but has not yet been sold, the repurchase price will reflect an incentive allocation accrual that includes the entire unrealized appreciation of those investments. The full amount of the incentive allocation accrual attributable to a tendering investor's capital account will be made to the Adviser at the time of the repurchase. No adjustment to a repurchase price will be made after it has been paid.

          The incentive allocation is based upon the performance of the Fund as a whole and not upon the performance of a particular investor's capital account and certain distortions may exist as a result. Thus, for example, the value of Interests held by an investor may be reduced as a result of payment of the incentive allocation, even though the value of the investor's Interests has declined. In addition, if Interests are purchased when there is a cumulative loss carryforward for incentive allocation purposes (that is, when the high water mark has not been exceeded and prior losses have not been fully recovered), an existing investor's share of the loss carryforward will effectively be diluted by such new investment.

                              CONFLICTS OF INTEREST

PWFA

          PWFA and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "PWFA Clients"). The Fund has no interest in these activities. PWFA and its officers or employees who assist PWFA in its oversight of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and PWFA Clients. PWFA and its officers and employees will devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

          PaineWebber or its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by OrbiMed or one of its affiliates.

ORBIMED AND SAMUEL D. ISALY

          Mr. Isaly provides investment advisory and other services, directly and through affiliated investment advisers that he controls, to other accounts ("OrbiMed Accounts"). OrbiMed, of which Mr. Isaly is President, or its affiliates, provides investment advisory and other services to various entities. OrbiMed and certain of the investment professionals who are principals of or employed by OrbiMed or its affiliates (collectively with OrbiMed, the "OrbiMed Managers") also carry on substantial investment activities for their own accounts, for the accounts of family members and for other OrbiMed Accounts. The Fund has no interest in these activities. As a result of the foregoing, OrbiMed and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the OrbiMed Accounts. Such persons will devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

          OrbiMed and its affiliates may engage in certain research activities through which the Adviser may acquire confidential or material non-public information with respect to certain companies. As a result, the Adviser may be restricted from engaging in transactions involving those company's securities on behalf of the Fund.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

          The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by the OrbiMed Managers for some of the OrbiMed Accounts. Accordingly, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the OrbiMed Managers for the OrbiMed Accounts. There may be, however, circumstances under which the OrbiMed Managers will cause one or more OrbiMed Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which the OrbiMed Managers will consider participation by the OrbiMed Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

          The Adviser will evaluate for the Fund, and it is anticipated that the OrbiMed Managers will evaluate for each OrbiMed Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an OrbiMed Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the OrbiMed Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the OrbiMed Accounts may differ considerably from time to time. In addition, the fees and expenses of the Fund will differ from those of the OrbiMed Accounts. Accordingly, prospective investors should note that the future performance of the Fund and the OrbiMed Accounts will vary.

          When the Adviser and the OrbiMed Managers determine that it would be appropriate for the Fund and one or more OrbiMed Accounts to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the OrbiMed Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the OrbiMed Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

          Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the OrbiMed Managers for the OrbiMed Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the OrbiMed Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund and the OrbiMed Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the OrbiMed Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

          The members of the Adviser, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of PWFA or OrbiMed, or by the OrbiMed Managers for the OrbiMed Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

          Except in accordance with applicable law, the Adviser and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, the Fund may effect certain principal transactions in securities with one or more OrbiMed Accounts, except for accounts in which OrbiMed or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from OrbiMed's or any affiliate's appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase and a OrbiMed Account to sell, or the Fund to sell and a OrbiMed Account to purchase, the same security or instrument on the same day.

          Future investment activities of PWFA or OrbiMed, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Fund and its investors which should be considered by a prospective investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to all investors that acquire Interests other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

          CLASSIFICATION OF THE FUND. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 investors.

          The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

          As an entity taxable as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the investor's taxable year. Each item will have the same character to an investor, and will generally have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

          ALLOCATION OF PROFITS AND LOSSES. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each investor's capital account for the current and prior fiscal years.

          Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds its Federal income tax basis in its interest in the Fund. There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining investors would be increased.

          An investor admitted to the Fund other than as of January 1 of a fiscal year will be allocated its distributive share of Fund tax items at the end of its year of admission based on its pro rata share of the Fund's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Adviser in respect of the initial incentive allocation. The Adviser, in its discretion, may attempt to minimize any negative tax consequences which may result to an investor from the foregoing, including by utilizing special allocations of Fund tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to an investor from the initial incentive allocation.

          TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of an investor, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

          The Adviser decides how to report the Fund items on the Fund's tax returns, and all investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the investors. The Adviser is designated as the Fund's "Tax Matters Partner" in the LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all investors. In addition, the Tax Matters Partner has the authority to bind certain investors to settlement agreements and the right on behalf of all investors to extend the statute of limitations relating to the investors' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING INVESTOR

          An investor receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor and such investor's adjusted tax basis in its Interest in the Fund. Such capital gain or loss will be short-term or long-term depending upon the investor's holding period for its Interest in the Fund. However, a withdrawing investor will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing investor. An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its Interest in the Fund.

          As discussed above, the LLC Agreement provides that the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund Interest. Such a special allocation may result in the withdrawing investor recognizing capital gain, which may include short-term gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

DISTRIBUTION OF PROPERTY

          A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an investor is an "eligible partner," which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

          IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

          Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--'Section 988' Gains or Losses" below and certain other transactions described below.

          These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

          The maximum ordinary income tax rate for individuals is 39.6%, and the maximum individual income tax rate for long-term capital gains is 20%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

          The Fund may realize ordinary income from accruals of interest and dividends on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Fund also may constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

____________________
1 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

          CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under
Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          The Fund may acquire foreign currency forward contracts. See " Certain Portfolio Securities and Other Operating Policies--Special Investment Techniques" and "--Foreign Securities." Generally, option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

          SECTION 1256 CONTRACTS. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations--'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

          MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

          Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

          SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          EFFECT OF STRADDLE RULES ON INVESTORS' SECURITIES POSITIONS. The Service may treat certain positions in securities held, directly or indirectly, by an investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

          LIMITATION ON DEDUCTIBILITY OF INTEREST. For noncorporate taxpayers,
Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES BY NONCORPORATE INVESTORS. It is anticipated that the Fund's expenses (including management fees) will be investment expenses rather than trade or business expenses. Investment expenses of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.2 Further, in the case of an investor that is a partnership having 100 or more partners and which has elected to be treated as an "electing large partnership", 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual investors. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2000, $128,950 or $64,475 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

____________________
2 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt under Section 67(e) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Investors that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

          Although the Fund intends to treat the incentive allocation as an allocation and not a fee, and, therefore, as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat the incentive allocation as an investment expense which is subject to the limitations.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate investors should consult their tax advisers with respect to the application of these limitations.

          No deduction is allowed for sales loads paid by an investor to acquire an Interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its Interest in the Fund.

          APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

          "PHANTOM INCOME" FROM FUND INVESTMENTS. As discussed in more detail below, pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments, if any, by the Fund in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

          CONTROLLED FOREIGN CORPORATIONS. Certain United States Persons who hold stock in a foreign corporation that is a "controlled foreign corporation" (a "CFC") for an uninterrupted period of 30 days or more during a taxable year must include in their income their pro rata share of certain of the CFC's "Subpart F income" for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders. Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in Treasury regulations). Subpart F income also includes certain income attributable to the sale of personal property or the provision of services between the CFC and a related corporation.

          A CFC is any non-United States corporation in which "United States shareholders" own, directly or indirectly, more than 50% of either (a) the total combined voting power of all classes of voting stock or (b) the total value of the stock. For this purpose, a "United States shareholder" is a United States citizen, resident, partnership or domestic corporation that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of the corporation's voting stock. As a result, the Fund will be a "United States shareholder" of any foreign corporation of which it acquires stock (or warrants, options or convertible debt to acquire stock) with 10% or more of the voting power, and such corporation will be a CFC if United States shareholders (including the Fund) own directly or by virtue of certain constructive ownership rules, more than 50% of the voting power or the value of the stock of such corporation. In such event, all Fund investors who are United States persons (including those with a less than 10% indirect interest in a CFC) will be taxed on their pro rata shares of such CFC's subpart F income.

          In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund's pro rata shares of such CFC's earnings and profits while a CFC and while the Fund owned its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates with respect to Fund investors who are United States Persons.

          In any event, Subpart F income cannot exceed a corporation's earnings and profits, so a corporation with an aggregate deficit in earnings will not have Subpart F income. In addition, Subpart F income does not include income subject to income tax at a rate more than 90% of the United States federal corporate income tax rate. Furthermore, Subpart F income and gain from sale of stock to the extent of earnings and profits during the United States person's holding period and while a CFC, are treated as deemed dividends and, therefore, may enable corporate investors holding an indirect interest of 10% or more of a CFC's voting power, subject to certain limitations, to receive foreign tax credit for foreign taxes paid by a CFC in respect of such Subpart F income or earnings. The Fund is not precluded from investing in a foreign Portfolio Company that may constitute a CFC and generate Subpart F income.

          Foreign Tax Credit: Income received by the Fund from sources outside the United States may be subject to withholding and other income taxes imposed by foreign countries. Each non-tax exempt United States Fund investor will be required to include in its income an amount equal to its allocable share of such taxes paid and such Fund investor will be entitled, subject to certain limitations, to credit its portion of these amounts against its United States federal income tax due, if any, or to deduct its portion from its United States taxable income, if any. The amount of foreign income taxes that may be credited against a United States investor's United States federal income tax is generally limited to the product of such investor's United States federal income tax liability multiplied by the ratio of such investor's foreign source taxable income to such investor's world-wide taxable income. For this purpose, the Fund expects that capital gains allocable to the United States investors will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income". For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain United States investors may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund.

UNRELATED BUSINESS TAXABLE INCOME

          Generally, an exempt organization (such as an employee benefit plan, Individual Retirement Account or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is an investor.3 This general exemption from tax does not apply to the UBTI of an exempt organization. UBTI includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

____________________
3 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

          The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.4 The percentage of income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

____________________
4 Moreover, income realized from option writing generally would not constitute UBTI.

            The percentage of capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

          Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,5 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an investor which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

____________________
5 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

          To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.6 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See "ERISA Considerations."

____________________
6 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

          PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets, assets not used or held for use in carrying out the foundation's exempt purposes, over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Adviser believes that the Fund will meet this 95% gross income test.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRAs") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "Tax Aspects--Unrelated Business Taxable Income" and "ERISA Considerations."

          ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest in the Fund is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

LEGISLATIVE PROPOSALS

          There have been several proposals initiated by the Clinton Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, as part of the budgetary process, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

STATE AND LOCAL TAXATION

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

          A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax an investor's share of the Fund's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

          The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable if an entity taxed as a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual investor will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in the Fund.

          Individual investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to an investor's share of some or all of the Fund's expenses. Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

          For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.7 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

____________________
7 New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

          Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

          A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate, plus the corporate surtax. There is no New York City tax on the UBTI of an otherwise exempt entity.

          Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

                              ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because the Fund will register as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

          The Adviser will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

          Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

                                    BROKERAGE

          The Adviser is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In executing transactions on behalf of the Fund, the Adviser seeks to obtain the best execution for the Fund, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Fund with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Adviser generally will seek reasonably competitive commission rates, the Fund will not necessarily pay the lowest commission available on each transaction. The Fund will have no obligation to deal with any broker or group or brokers in executing transactions in portfolio securities. The Fund may execute portfolio brokerage transactions through PaineWebber or its affiliates, subject to compliance with the Investment Company Act.

          Following the principle of seeking best execution, the Adviser may place brokerage business on behalf of the Fund with brokers that provide the Adviser and its affiliates, including the OrbiMed Managers, with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

          Although the Fund cannot accurately predict its portfolio turnover, the Fund expects that its annual portfolio turnover rate for public securities generally will not exceed 50%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to investors at ordinary income tax rates.

                          ACCOUNTANTS AND LEGAL COUNSEL

          ____________________ serves as the independent public accountants of the Fund. Its principal business address is ____________________________.

          Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

          Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Adviser and its affiliates.

                                    CUSTODIAN

          PFPC Trust Company (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113.

                                OTHER INFORMATION

          The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in the Fund's prospectus and this SAI. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A.

LIABILITY OF INVESTORS

          Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the investor. An investor may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the investor ceases to be an investor, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the investor's interests and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE OF THE BOARD AND ADVISER

          The LLC Agreement provides that neither the Directors nor the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors and the Adviser (including certain of its affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any investor for the repayment of any balance in such investor's capital account or for contributions by such investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director or the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE LLC AGREEMENT

          The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) the Adviser or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any investors adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire Interest for repurchase by the Fund.

POWER OF ATTORNEY

          By purchasing an Interest in the Fund and by signing the LLC Agreement (which each investor will do by virtue of signing the investor certification form attached to the prospectus as Appendix B), each investor will appoint the Adviser and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

          The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Directors and as such is irrevocable and continues in effect until all of such investor's Interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

TERM, DISSOLUTION AND LIQUIDATION

          The Fund will be dissolved:

               o upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;

               o upon the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request, in accordance with the Fund's LLC Agreement, to tender its Interest for repurchase by the Fund if the Fund has not completed a tender offer for at least 10% of the Fund's outstanding Interests;

               o    at the election of the Adviser;

               o upon the failure of investors to elect successor Directors at a meeting called by the Adviser when no Director remains; or

               o    as required by operation of law.

          Upon the occurrence of any event of dissolution, the Adviser, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts --Allocation of Net Profits and Net Losses" in the prospectus.

          Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the investors, and (3) finally to the investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

REPORTS TO INVESTORS

          The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for such investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to investors.

FISCAL YEAR

          The Fund's fiscal year ends on December 31st.

                              FINANCIAL STATEMENTS

          The following comprise the financial statements of the Fund:

          o    Independent Auditors' Report.

          o    Statement of Assets and Liabilities.

          o    Statement of Operations.

          o    Notes to the Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

          To the Board of Directors and Investors of PW Birch Fund, L.L.C.:

          We have audited the accompanying statement of assets and liabilities of PW Birch Fund, L.L.C. (the "Fund") as of______ __, 2000 [and the related statement of operations for the period from the date of organization, ________ __, 2000, to _________ __, 2000]. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of PW Birch Fund, L.L.C. as of ________ __, 2000, and the results of its operations for the stated period, in conformity with accounting principles generally accepted in the United States of America.

____________________
New York, New York ______ __, 2000

                              PW BIRCH FUND, L.L.C.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 ______ __, 2000

                                     ASSETS

Cash...........................................................................
Prepaid expenses...............................................................

     Total assets...............................................................

                                   LIABILITIES

Accrued expenses payable........................................................

Commitments and contingencies (Notes 1 and 2)

Net assets equivalent to $
 ................................................................................

                             STATEMENT OF OPERATIONS

                  FOR THE PERIOD FROM THE DATE OF ORGANIZATION,
                    __________ __, 2000, TO ________ __, 2000

Income.........................................................................

Expenses:

Organization expenses..........................................................

Net expenses...................................................................

Net income.....................................................................

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

          PW Birch Fund, L.L.C. (the "Fund") was organized in the State of Delaware on August 29, 2000 as a non-diversified, closed-end management investment company. The Fund has had no operations other than those related to organizational matters and the sale and issuance to PaineWebber Incorporated (the "Distributor") of $__________ of Interests in the Fund.

          The Fund's organizational and offering expenses are estimated at $_______________. According to recent guidelines followed by the American Institute of Certified Public Accountants, the organizational expenses of the Fund must be expensed as incurred. To achieve an equitable distribution of the impact of those expenses among investors, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all investors based on the percentage that an investor's contributed capital bears to the total capital contributed to the Fund by all investors as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of investors are made (the "Initial Closing Date"). These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by investors, through and including, the date which is six months after the Initial Closing Date.

NOTE 2. MANAGEMENT AGREEMENT

          The Management Agreement provides that the Fund will pay PWFA monthly a management fee at the annual rate of 1.35% of the Fund's net assets for the month and the LLC Agreement provides for an annual incentive allocation generally equal to 20% of the Fund's net profits (determined by taking into account net realized capital gains or losses, net unrealized gains or losses from public securities, unrealized gains from private securities only to the extent of unrealized losses from private securities (except in limited circumstances), unrealized losses from private securities, and net income or loss for the year).

          No incentive allocation will be made for any year unless losses and depreciation from prior periods have been recovered by the Fund.

NOTE 3. INCOME TAXES

[To Come]

                                   APPENDIX A

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.   Financial
     Statements:

     Part A:        Financial Highlights (not applicable).

     Part B: Independent Auditors' Report Statement of Assets and Liabilities Statement of Operations Notes to Financial Statements

2.   Exhibits:

     a.             (1) Certificate of Formation.
                    (2) Limited Liability Company Agreement (to be included as Appendix A to the Fund's Statement of Additional Information).

     b.             Not Applicable.
     c.             Not Applicable.
     d.             See Item 24 (2) (a) (2).
     e.             Not Applicable.

     g.             See Item 24 (2) (a) (2).

     h.             (1) Distribution Agreement.
                    (2) Form of Shareholder Servicing Agreement.

     j.             Custody Agreement.

     k.             (1) Management and Administration Agreement.
                    (2) Sub-Management and Sub-Administration Agreement.
                    (3) Administration, Accounting and Investor Services Agreement.
                    (4) Escrow Agreement.

     l.             Opinion and Consent of Stroock & Stroock & Lavan LLP.

     n.             (1) Opinion and Consent of Stroock & Stroock & Lavan LLP.
                    (2) Consent of Independent Auditors.

     p.             Not Applicable.

     r.             Code of Ethics.

     s.             Powers of Attorney (included as part of the signature page).


Item 25. Marketing Arrangements: Not Applicable.

Item 26. Other Expenses of Issuance and Distribution:

Registration fees                                      $[]
Legal fees                                              []
Accounting fees                                          -
Miscellaneous (printing, mailing, etc.)                 []

     Total                                             $[]

Item 27. Persons Controlled by or Under Common Control with Registrant: None.

Item 28. Number of Holders of Securities as of ________ __, 2000:

      TITLE OF CLASS                              NUMBER OF RECORDHOLDERS



Limited Liability Company Interests                          1

Item 29. Indemnification:

          Reference is made to Section 3.9 of the Registrant's Limited Liability Company Agreement (the "LLC Agreement") filed as Exhibit (a)(2) hereto. The Registrant hereby undertakes that it will apply the indemnification provision of the LLC Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

          The Registrant, in conjunction with the Adviser, the Registrant's directors and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of , his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 30. Business and Other Connections of Investment Adviser:

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's Prospectus in the section entitled "Management of the Fund." Information as to the members and officers of PW Birch Management, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-_________), and is incorporated herein by reference. Information as to the members and officers of PW Fund Advisor, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-55537), and is incorporated herein by reference. Information as to the members and officers of OrbiMed Advisers, Inc. is included in its Form ADV as filed with the Commission (File No. 801-34429), and is incorporated herein by reference.

Item 31. Location of Accounts and Records:

          The Administrator maintains certain required accounting related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser, c/o PW Fund Advisor, L.L.C., 1285 Avenue of the Americas, New York, New York 10019

Item 32. Management Services: Not Applicable.

Item 33. Undertakings:

          I. The Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

          II.  The Registrant undertakes that:

               (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          III. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 1st day of September, 2000.

                              PW BIRCH FUND, L.L.C.


                              By: /S/ DANIEL ARCHETTI
                                  ------------------------------------
                                  Daniel Archetti, Principal Executive Officer

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities indicated on September 1, 2000.


Name                                    Title

/S/ DANIEL ARCHETTI                     Principal Executive Officer, Principal
-------------------------               Accounting Officer and Director
(Daniel Archetti)

                                  EXHIBIT INDEX

EXHIBIT                                                   SEQUENTIAL PAGE NUMBER
NUMBER                             DESCRIPTION

   a.               (1) Certificate of Formation.
                    (2) Limited Liability Company Agreement.* (to be included as Exhibit A to the Statement of Additional Information).
   b.               Not Applicable.
   c.               Not Applicable.
   d.               See Item 24 (2) (a) (2).
   e.               Not Applicable.

   g.               See Item 24 (2) (a) (2).

   h.               (1) Distribution Agreement.*
                    (2) Form of Shareholder Servicing Agreement.*

   j.               Custody Agreement.*

   k.               (1) Management and Administration Agreement.*
                    (2) Sub-Management and Sub-Administration Agreement.*
                    (3) Administration, Accounting and Investor Services Agreement.*
                    (4) Escrow Agreement.*

   l.               Opinion and Consent of Stroock & Stroock & Lavan LLP.*

   n.               (1) Opinion and Consent of Stroock & Stroock & Lavan LLP.*
                    (2) Consent of Independent Auditors.*

   p.               Not Applicable.

   r.               Code of Ethics.*

   s.               Powers of Attorney (included on signature page)


____________________
*    To be filed by amendment.